SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2013

General Sales and Leasing, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-178082	45-2952962
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16445 North 91st St., Suite 103, Scottsdale, Arizona	85260
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 637-8536

___________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

On October 21, 2013, we jointly announced with Xenetic Biosciences plc (“XEN”) that XEN was filing a Part 8 Claim with the High Court in London as the first step in the process of obtaining approvals which would allow us to make an all share offer for the entire issued and to be issued share capital of XEN. The documents to be filed with the Court will include references to our Company; however, currently we have only entered into non-binding discussions with XEN with a view toward potentially making an all-share offer for XEN in the near future. There can be no assurance that any such offer will be made, or if made, will be accepted. This action is merely a preliminary step in the acquisition process.

A copy of the published announcement is attached to this Current Report on Form 8-K as Exhibit 9.1, and incorporated herein by reference.

SECTION 9 – FINANCIAL STAETMENTS AND EXHIBITS

Item 9.01 Financial Statement and Exhibits

Exhibit No.	Description
9.1	Joint Public Announcement with XEN

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Sales and Leasing, Inc.

/s/ Ari Nagler

Ari L. Nagler

President and Chief Executive Officer

Date: October 21, 2013

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